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                                                               Exhibit 10.60



                         REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of March 7, 1997, is by and among HARBERT EQUITY FUND I, L.L.C., a Georgia limited liability company (the "Purchaser"), and CROWN NORTHCORP, INC., a Delaware corporation (the "Company").

                                  WITNESSETH:

         WHEREAS, the Purchaser desires to purchase certain shares of the Common Stock from the Company on the date hereof and in the future; and

         WHEREAS, the Company desires to encourage the Purchaser to purchase such shares of the Common Stock by granting to the Holders certain registration rights relating to such shares;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS. The following terms shall have the following meanings:

         "CERTIFICATE OF INCORPORATION" means the Restated Certificate of Incorporation of the Company, as amended and as in effect on the date hereof.

         "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

         "COMMISSION" means the Securities and Exchange Commission or any similar federal agency then having jurisdiction to enforce the Securities Act and other federal securities laws.

         "HOLDERS" means the owners of the Registrable Securities at the time of determination.

         "NASD" means the National Association of Securities Dealers, Inc. or any successor corporation thereto.

         "MARKET PRICE," with respect to any security, means:

         (a) if such security is traded on a securities exchange or through Nasdaq National Market, the average of the closing prices of such security on such exchange over the thirty-day period ending three days prior to the date of determination;


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         (b) if such security is actively traded over-the counter, the average of the closing bid or sales prices (whichever is applicable) of such security over the thirty-day period ending three days prior to the date of determination;

         (c) If there is no active public market for such security, the fair market value thereof as mutually determined by the Company and the holders of the securities at issue; provided, however, that if the Company and such holders are unable to reach agreement as to such fair market value within 15 business days after such security is to be valued hereunder, then such fair market value shall be conclusively determined as expeditiously as practicable thereafter by an independent investment bank designed by mutual agreement of the Company and such holders holding at least 50% of such securities at issue; provided, however, that if the Company and such holders fail to agree upon the selection of such investment banker within 10 additional business days, then either party may petition the Chief Judge for the United States District Court, Northern District of Georgia, to select an independent appraiser, and such judge's selection shall be conclusively binding on the parties; provided, further, however, that if such judge declines to make such election, such investment banker will be selected in an arbitration proceeding pursuant to
Section 7(h).

         "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof), or other entity of any kind.

         "PURCHASER BREACH" has the meaning ascribed thereto in the Stock Purchase Agreement.

         "REGISTRABLE SECURITIES," collectively, means (i) the Shares, (ii) any shares of Common Stock hereafter distributed to the Holders by the Company as a stock dividend or otherwise thereon, and (iii) any equity securities of the Company convertible into, or exercisable or exchangeable for, any of the shares of Common Stock identified in the foregoing clauses (i) through (ii); provided, however, that any such securities shall cease to be Registrable Securities when
(i) such securities shall have been registered under the Securities Act, the Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act, and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities law then in force, or (iii) such securities shall cease to be outstanding.

         "REGISTRATION PERIOD," with respect to any registration of Registrable Securities, has the meaning ascribed thereto in Section 2(c)(1).



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         "SECOND CLOSING" has the meaning ascribed thereto in the Stock
Purchase Agreement.

         "SECOND CLOSING SHARES" has the meaning ascribed thereto in the Stock Purchase Agreement.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rule and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "SELLER BREACH" means either:

                  (i) each of the applicable conditions precedent to the Company's obligation under the Stock Purchase Agreement to consummate the transactions to be consummated thereunder at a Second Closing set forth in
Section 2.4 (other than Section 2.4(c)) are satisfied, but such Second Closing does not occur due to either:

                           (A)  the failure to satisfy a condition precedent to
the Purchaser's obligation to consummate the transactions to be consummated under the Stock Purchase Agreement at the Second Closing pursuant to Sections 2.3(b),(d),(g),(h),(i), or (j); or

                           (B)  the Company's breach or anticipatory breach of
its obligation under the Stock Purchase Agreement to deliver the Common Stock to be delivered at the related Second Closing;

OR

                  (ii) each of the applicable conditions precedent to the Company's obligation under the Stock Purchase Agreement to consummate the transactions to be consummated thereunder at the Third Closing set forth
Section 3.4 (other than Section 3.4(b)) are satisfied, but the Third Closing does not occur due to either:

                           (A)  the failure to satisfy a condition precedent to
the Purchaser's obligation to consummate the transactions to be consummated under the Stock Purchase Agreement at the Third Closing pursuant to Section 3.3(b),(d),(g),(h),(i), or (j); or

                           (B)  the Company's breach or anticipatory breach of
its obligation under the Stock Purchase Agreement to deliver the Third Closing Shares.


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         "SHARES" means the shares of Common Stock purchased by the Purchaser from the Company at any time and from time to time pursuant to the Stock Purchase Agreement.

         "STOCK" means all share, options, warrants, general or limited partnership interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, or equivalent entity, whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Commission under the Securities Exchange Act.

         "STOCK PURCHASE AGREEMENT" means that certain Stock Purchase Agreement, dated as of even date herewith, between and among the Company and the Purchaser.

         "SUBSTANTIAL MARKET VALUE SECURITIES" shall mean Reduction Securities not then sellable at the time of determination under Rule 144 of the Securities Act and having a Market Price equal to or in excess of $250,000 at the time of determination.

         "THIRD CLOSING" has the meaning ascribed thereto in the Stock Purchase Agreement.

         "THIRD CLOSING SHARES" has the meaning ascribed thereto in the Stock Purchase Agreement.

         SECTION 2.  REGISTRATION RIGHTS.

         (a) DEMAND REGISTRATION. From and after the earlier of (x) date that is one calendar year after the date hereof, (y) the occurrence of a Seller Breach, and (z) the date that the Purchaser no longer owns 5% of the outstanding Common Stock, in each case after receipt of a written request from the Holders owning 50% of the Registrable Securities of each class requesting that the Company effect the registration of all or a portion of the Registrable Securities and specifying the intended method or methods of disposition thereof (a "Holder Notice"), the Company shall, as expeditiously as is possible, use its reasonable best efforts to effect the registration for sale under the Securities Act of all shares of Registrable Securities which the Company has been so requested to register by such Holders, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of such Registrable Securities so registered; provided, however, that the Company shall not be required to effect more than one (1) registration of any Registrable Securities pursuant to this Section 2(a) except as otherwise expressly provided herein. Notwithstanding any provision of this Agreement to the contrary, however, the rights granted to the Purchaser and the Holders pursuant to this Agreement including, without limitation, this Section 2(a), shall be irrevocably terminated upon the occurrence of a Purchaser Breach.



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         If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company or such other registering security holders would materially and adversely affect the distribution of such securities by the Company or such registering security holders, then the Company may require all selling security holders (other than the Company) to reduce the amount of securities each intended to distribute through such offering on a pro rata basis; provided, however, that if the Company requires such reduction, and if Holders requesting such registration pursuant to this Section 2(a) are unable to include in such registration Registable Securities that they requested be included in such registration in the related Holder Notice that constitute Substantial Market Value Securities, due to such pro rata reduction (the Registrable Securities that such Holder so requested to be included in such registration that were not included in such registration due to such pro rata reduction being referred to herein as the "Reduction Shares", and the registration in which such reduction occurred being referred to herein as a "Failed Registration"), then subject to the other provisions hereof applicable to a demand registration the Holders of the Reduction Shares shall have the right, exercisable commencing on the day that is two calendar months after the termination of the Registration Period relating to the Failed Registration by written notice sent to the Company by Holders of 50% of the Reduction Shares (a "Repurchase/Register Notice"), to require the Company to elect (at the Company's option) to either register the Reduction Shares otherwise pursuant to this
Section 2(a) or, if the foregoing offer to sell or resulting sale is then lawful, to repurchase the Reduction Shares at the higher of (i) the price per share for which Registrable Securities were actually sold in the Failed Registration, or (ii) the Market Price on the date the Repurchase/Register Notice is sent to the Company in compliance with this Agreement; provided, however, that the Holders shall not be deemed hereby or thereby to have made any offer to sell to the Company that does not comply with applicable law and the Company shall not be entitled or deemed to be entitled to repurchase such Reduction Shares or to be offered the right to or solicit the right to repurchase such Reduction Shares or deemed to have bid for such Reduction Shares hereby or thereby if such repurchase, offer, or bid would violate any applicable securities law; and provided further, however, that any such repurchase shall otherwise comply with the procedures applicable to the Company's right to repurchase securities upon the occurrence of a Purchaser Breach set forth in
Article VIII of the Stock Purchase Agreement, to the extent that such procedures do not conflict with the provisions hereof, without requirement for the occurrence of a Purchaser Breach. The Company shall respond to such Repurchase/Register Notice by written notice to the Purchaser within 30 business days after its receipt of the Repurchase/ Register Notice (an "Election Notice"), which Election Notice shall set forth whether the Company desires to so register such Reduction Shares or to repurchase such Reduction Shares; provided, however, that the Company shall be deemed to have elected to register such Reduction Shares if it does not give such notice within such 30 business day period. If the Company so elects to repurchase such Reduction Shares, and if the Market Price requires an agreement of the Company and such holders as to the fair market value of such Reduction Shares, the consummation of such repurchase shall not be required to be consummated until as



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soon as practicable after such fair market value has been determined as set forth in the definition of Market Price set forth herein.

         (b) INCIDENTAL REGISTRATION. If the Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "registering security holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security of the Company, it will give written notice to the Purchaser at least 45 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as the Holders owning 50% or more of the Registrable Securities of each class may request.

         The Holders owning 50% or more of the Registrable Securities of each class may advise the Company in writing within 20 days after the date of such receipt of such offer from the Company, setting forth the amount of Registrable Securities for which registration is so requested. The Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its reasonable best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company or such registering security holder would materially and adversely affect the distribution of such securities by the Company or such registering security holder, then all selling security holders (other than the Company) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis.

         Notwithstanding any provision of this Agreement to the contrary, the Holders and the Purchaser, collectively, shall be entitled to include shares of Registrable Securities in any registration of Stock pursuant to this Section 2(b) on a maximum of three occasions. Notwithstanding any provision of this Agreement to the contrary, however, the rights granted to the Purchaser and the Holders pursuant to this Agreement including, without limitation, this Section 2(b), shall be irrevocably terminated upon the occurrence of a Purchaser Breach.

         (c) REGISTRATION PROCEDURES. If the Company is required by the provisions of Section 2(a) or Section 2(b) to use its reasonable best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:



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                  (i) prepare and file with the Commission a Registration
Statement with respect to such securities and use its reasonable best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the selling Holders, but not to exceed 180 days; provided, however that such time shall be extended by the length, minus 30 days, of any period(s) in excess of 30 days in the aggregate during which such Holders must suspend sales in order to permit the filing and effectiveness of any amendment or supplement to the Registration Statement necessitated by an event not precipitated by a Holder (such period, as it may be so extended with respect to any registration, is referred to herein as the "Registration Period" with respect to such registration);

                  (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of any securities covered by such Registration Statement until the end of the related Registration Period;

                  (iii) furnish to each selling Holder such number of copies of a summary prospectus or other prospectus (including any amendments or supplements to any Registration Statement), including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request;

                  (iv) use its reasonable best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the selling Holders shall request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable such Holders to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

                  (v) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

                  (vi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not less than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.



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         It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 2 in respect of the securities which are to be registered at the request of any Holder that such Holder furnishes to the Company such information regarding the securities held by such Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required under the Securities Act in connection with the action taken by the Company and that such Holder shall execute such agreements, instruments, and other documents in connection with such registration (including, without limitation, an escrow agreement relating to such securities) as the Company may reasonably request.

         SECTION 3. REGISTRATION EXPENSES. All expenses incurred in complying with Section 2 of this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, expense of any special audits incident to or required by such registration, time charges of Company personnel, and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 2(c), shall be paid by the Company, except that:

         (a) all such expenses in connection with any amendment or supplement to the Registration Statement or prospectus filed more than 120 days after the effective date of such Registration Statement because any Holder has not effected the disposition of the securities it requested to be registered shall be paid by such Holder; provided, however, that such 120 day period shall be extended by the length, minus 30 days, of any period(s) in excess of 30 days in the aggregate during which the selling Holders must suspend sales to permit the filing and effectiveness of any amendment or supplement to the Registration Statement necessitated by an event not precipitated by any Holder;

         (b) the Company shall not be liable for any fees, discounts, or commissions to any underwriter in respect of the securities sold by any of the Holders; and

         (c) the Company shall not be liable for any fees or expenses of counsel to selling security holders.

         SECTION 4. INDEMNIFICATION AND CONTRIBUTION. (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Holders, their directors and officers, and each other Person (including each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls a Holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which any of the Holders or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, or liabilities (or actions in respect



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thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Holders or such director, officer, or participating person or controlling person for any legal or any other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, or liability;
provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any alleged untrue statement or alleged omission made (x) in such Registration Statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder, any other selling security holder other than the Company, or such underwriter specifically for use therein, or (y) in such Registration Statement, preliminary prospectus, or amendment or supplement but corrected in such final prospectus if the Company complied with its obligations pursuant to Section 2(c)(iii) with respect to the related selling Holder but such final prospectus was not delivered to the Person alleging such loss, claim, damage, or liability. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or such director, officer, or participating person or controlling Person, and shall survive the transfer of such securities by the Holder.

         (b) The Purchaser and each other Holder, by its acceptance of any of the Registrable Securities, agrees to indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by or on behalf of such Holder specifically for use in the following documents (and not corrected by or on behalf of such Holder in a written notice actually received by the Company prior to the effective date thereof), in any Registration Statement under which securities were registered under the Securities Act at the request of the Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto.

         (c) If the indemnification provided for in this Section 4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified parties



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
in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, as well as the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not also guilty of such fraudulent misrepresentation.

         SECTION 5. CERTAIN LIMITATIONS ON REGISTRATION RIGHTS. Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the Registrable Securities of any Holder if and to the extent that, in the written opinion, addressed to the Company and upon which such Holder shall be entitled to rely, of Powell, Goldstein, Frazer & Murphy LLP or such other counsel to the Company reasonably satisfactory to such Holder and its counsel (or, if such Holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such Holder's Registrable Securities, in the manner and aggregate amount proposed by such Holder (or by such investment banking firm), may be effected without registering such Registrable Securities under the Securities Act, a copy of which opinion shall be sent to such Holder.

         SECTION 6 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144 or any successor rule under the Securities Act) to the public without registration, the Company agrees to:

         (a) make and keep public information available pursuant to Rule 144(c) under the Securities Act;

         (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act at any time after it has become subject to such reporting requirements; and



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
         (c) so long as the Purchaser owns any restricted securities, furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (or any successor rule), and of the Securities Act and the Securities Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing the Purchaser to sell any such securities without registration.

         SECTION 7. MISCELLANEOUS

         (a) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified, or supplemented, and waivers or consents to departure from the provisions thereof may not be given, without the prior written consent of the parties hereto.

         (b) NOTICES. Any notice, demand, request, consent, approval, declaration, or other communication hereunder to be made pursuant to the provisions of this Agreement, shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (i)      If to any Holder or to the Purchaser:

                           Harbert Equity Fund I, L.L.C.
                           One Riverchase Parkway South
                           Birmingham, Alabama 35244
                           Attn: Mr. Michael D. Luce

                  With a copy to:

                           Kilpatrick Stockton LLP
                           1100 Peachtree Street, N.E.
                           Atlanta, Georgia 30309-4530
                           Attn: Joel B. Piassick, Esq.



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
         (ii)     If to the Company:

                           Crown NorthCorp, Inc.
                           1251 Dublin Road
                           Columbus, Ohio  43215
                           Attn: Mr. Ronald E. Roark
                                 Stephen W. Brown, Esq.

                  With a copy to:

                           Powell, Goldstein, Frazer & Murphy LLP
                           191 Peachtree Street, N.E.
                           Atlanta, Georgia 30303
                           Attn: Jonathan R. Shils, Esq.

The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery, or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) business days after the same shall have been deposited in the United States mail.

         (c) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. This Agreement may be assigned by the Company to any successor to the Company without the consent of any Holder. The rights of the Company pursuant to Section 2(a) to repurchase Reduction Shares may be assigned, in whole or in part, without the consent of any Holder; provided, however, that the Company shall remain liable for the performance of its obligations under
Section 2(a). This Agreement may not otherwise be assigned by the Company without the prior written consent of the Purchaser, which consent shall not be unreasonably delayed or withheld. Subject to compliance with any applicable securities laws, the Purchaser may assign all or any part of its rights hereunder in connection with any transfer, assignment, sale or conveyance of all or any portion of its Registrable Securities.

         (d) HEADINGS. The headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning thereof.

         (e) GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, without regard to the conflict of law provisions thereof.

         (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any



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



provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         (g) ENTIRE AGREEMENT. This Agreement represents the complete agreement and understanding of the parties in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

         (h) ARBITRATION AND LITIGATION. (i) Subject to clauses (ii) and (iii) hereof, all disputes relating to this Agreement may be settled by arbitration in Atlanta, Georgia before a single arbitrator pursuant to the rules of the American Arbitration Association (the "Rules"). Arbitration may be commenced at any time by any party hereto giving notice to the other parties hereto that are parties to a dispute that such dispute has been referred to arbitration pursuant hereto. The arbitrator shall be selected by agreement of the Purchaser and the Company, but if they do not so agree within 20 days after the date of the notice referred to above, the selection shall be made pursuant to the Rules from the panel or arbitrators maintained by the Association. Any award rendered by the arbitrator shall be conclusive and binding upon the parties hereto; provided, however, that any such award shall be accompanied by a written opinion of the arbitrator giving the award. This provision shall be specifically enforceable by the parties and the decision of the arbitrator in accordance herewith shall be final and binding, and there shall be no right of appeal therefrom. Each party shall pay its own expense of arbitration and the expenses of the arbitrator shall be equally shared; provided, however, that if in the opinion of the arbitrator any party to the arbitration has raised a frivolous claim, defense, or objection, then the arbitrator may assess, as a part of his award, all or any part of the arbitration expenses of the other parties (including reasonable attorney's fees) against the party raising such frivolous claim, defense, or objection.

         (ii) To the extent that arbitration may not be legally permitted hereunder or the parties to any dispute hereunder may not at the time of such dispute mutually agree to submit such dispute to arbitration, any party may commence a civil action in a court of appropriate jurisdiction to resolve disputes hereunder. None of the provisions hereof shall prevent the parties from settling any dispute by mutual agreement at any time.

         (iii) Any non-arbitration action, suit, or proceeding arising out of, based upon, or in connection with this Agreement or the transactions contemplated hereby may be brought only in a United States District Court located in the State of Georgia and each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit, or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                            HARBERT EQUITY FUND I, L.L.C.

                            BY: HARBERT MANAGEMENT CORPORATION,
                                MANAGER


                            By: /s/
                                ----------------------------------
                                Name: Michael D. Luce
                                Title: Executive Vice President & CEO


                             CROWN NORTHCORP, INC.

                             By: /s/
                                ----------------------------------
                                Name: Ronald E. Roark
                                Title: Chairman & CEO


                                      -15-